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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of Javo Beverage Company, Inc., a Delaware corporation (the "Company") on Form 10-QSB for the quarterly period ending March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Cody C. Ashwell, Chief Executive Officer of the Company, hereby certify, pursuant to18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED:   May 10, 2006                   /s/ CODY C. ASHWELL
                                        ----------------------------------------
                                        Cody C. Ashwell, Chief Executive Officer


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